                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated July 29, 1999, included in the Annual Report on Form 10-K of @POS.com, Inc. for the year ended June 30, 1999.



                                              Arthur Andersen LLP
San Jose, California
September 30, 1999